UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2010

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2010, Teleflex Incorporated (the "Company") announced that Richard A. Meier has been appointed as Executive Vice President and Chief Financial Officer of the Company, effective as of the close of business on January 11, 2010. Mr. Meier replaces Kevin K. Gordon who, as previously announced, has decided to leave the Company.

In connection with his appointment to this position, Mr. Meier will receive an annual salary of $500,000 and is eligible for participation in the Company's annual bonus plan, with a target bonus percentage of 80% of his base salary. Mr. Meier is eligible to participate in the Company's annual equity incentive compensation program, with an equity incentive percentage of 200% of his base salary. Mr. Meier is also eligible to participate in the Company's relocation program.

In addition, the Compensation Committee of the Company's Board of Directors has approved equity awards to Mr. Meier with a value of $500,000. Sixty-five percent of the equity award will be issued in the form of stock options, and the remaining thirty-five percent of the award will be issued in shares of restricted stock. The effective grant date of the awards will be January 14, 2010, which is the third business day after the release of the Company's 2010 financial outlook. The options will vest in three equal annual installments beginning one year from the date of grant, and will have an exercise price per share equal to the closing price of the Company's common stock on the date of grant, as reported on the New York Stock Exchange. The restricted stock award will vest in its entirety on the third anniversary of the date of grant.

The Company has extended executive severance and change-in-control benefits to Mr. Meier on substantially similar terms as those set forth in the executive severance and change-in-control agreements previouly in place with Mr. Gordon. A description of the material terms of the agreements are set forth in the Company's 2009 Proxy Statement under the section "Potential Payments Upon Termiantion or Change of Control."

Item 7.01 Regulation FD Disclosure.

On January 11, 2010, the Company issued a press release announcing the appointment of Mr. Meier as Executive Vice President and Chief Financial Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated January 11, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

January 11, 2010	By:	Jeffrey P. Black

Name: Jeffrey P. Black
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 11, 2010